UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Report to Shareholders

International Bond Fund	June 30, 2015

The views and opinions in this report were current as of June 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Developed market international bonds lost ground in U.S. dollar terms as yields increased and the U.S. dollar strengthened against many other currencies. Volatility in global fixed income and currency markets increased during the six-month reporting period as the Federal Reserve prepared to raise interest rates while the European Central Bank (ECB) and the Bank of Japan (BoJ) maintained or expanded their accommodative monetary policies. Emerging markets sovereign debt also declined, although corporate bonds from issuers in developing countries generated positive returns that were among the strongest in the broad fixed income asset class.

The International Bond Fund returned -4.25% for the six-month period ended June 30, 2015. (Returns for the fund’s Advisor Class shares varied slightly due to their different fee structure.) The fund outperformed the benchmark Barclays Global Aggregate ex USD Bond Index but underperformed the Lipper International Income Funds Average. Country allocation, currency positioning, and sector selection all contributed to the fund’s outperformance of the benchmark.

MARKET ENVIRONMENT

In March, the Federal Reserve removed the word “patient” from its policy meeting statement regarding the timing of its first interest rate increase, paving the way for it to eventually raise rates. This could happen as early as this fall, although the timing remains uncertain. In contrast to the Fed, the ECB and the BoJ are maintaining stimulative policies. In January, the ECB announced that it would launch a large-scale quantitative easing (QE) program involving purchases of eurozone sovereign debt. The ECB began buying €60 billion of bonds per month beginning in March and said it would continue the purchases through at least September 2016. The sovereign QE program supported a tentative recovery in the eurozone. Despite the BoJ’s ongoing aggressive QE program and targeted structural reforms, Japan’s domestic consumption has remained stagnant. The Bank of England has held its benchmark lending rate at 0.5% since March 2009. The UK central bank’s policy cycle is expected to be more in sync with the Fed than the ECB and BoJ, but likely with a lag.

Intermediate- and longer-term U.S. Treasury yields increased over the course of the six-month period. The yield on the 10-year U.S. Treasury note rose to 2.35% at the end of June from 2.17% six months prior. The German 10-year sovereign note’s yield decreased to a record low of 0.05%, while most shorter-maturity German debt traded at negative yields amid fears of deflation in the eurozone. Yields bottomed in April and began a rapid ascent amid signs of stronger European growth, and the reporting period ended with a period of elevated interest rate volatility. Periphery eurozone debt traded in a similar pattern, although with higher yields given its lower credit quality. As the reporting period ended, Greece’s negotiations over payments due to the International Monetary Fund and the ECB were a heightened risk factor for the eurozone and markets in general. Emerging markets sovereign debt denominated in U.S. dollars generated a slight overall gain, while locally denominated bonds from developing countries dropped sharply in dollar terms as the greenback strengthened.

European investment-grade corporate debt fell in local currency terms. However, high yield corporate bonds denominated in euros produced solid returns. Emerging markets corporates, which are primarily denominated in U.S. dollars, were one of the strongest-performing sectors in the broad fixed income asset class for the six-month reporting period.

The strength of the U.S. dollar, driven by expectations for the Fed to increase rates while many other global central banks cut them, dominated the currency market. The euro lost nearly 8% against the dollar for the six-month period, although toward the end of the period it gained back some of the ground it lost earlier in 2015. The yen’s decline against the greenback was more modest. Emerging markets currencies in general were volatile and declined against the U.S. dollar, with higher volatility experienced primarily by countries that are major oil producers or, conversely, oil importers. For example, the Mexican peso declined more than 6% against the dollar, apparently driven by generalized risk aversion resulting from the oil decline.

PORTFOLIO REVIEW AND POSITIONING

The fund’s country allocation and exposure to interest rate changes was a positive relative performance factor. Our shorter-than-benchmark duration in eurozone sovereign bonds helped dampen the negative price effects of the sharp rise in yields on core and periphery eurozone government debt in April and May. We added to eurozone duration in May after the heavy sell-off. Similar conservative duration positioning in Japan and the UK also benefited relative performance. Following the Conservative Party victory in May’s UK general elections, we extended the duration of our UK holdings. On the negative side, the portfolio’s short relative duration in Canada detracted from relative returns in January when Canadian government bond yields fell sharply after the country’s central bank made a surprise interest rate cut to stimulate an economy hurt by lower oil prices.

Sector selection also made a positive contribution to relative performance in the six-month period. The portfolio’s allocations to high yield bonds denominated in euros and to Japanese inflation-linked bonds both benefited relative returns as those segments held up better than the broad non-U.S. fixed income market. In addition to the European high yield exposure, we maintained a benchmark-neutral allocation to investment-grade corporate bonds in Europe.

We trimmed the portfolio’s exposure to emerging markets debt—both sovereign and corporate bonds—because the asset class could experience selling pressure as the Fed moves closer to raising U.S. rates. While emerging markets bonds remain attractive from a long-term, fundamental point of view, we weigh this against their liquidity limitations when analyzing their value relative to developed markets debt. Within the emerging markets allocation, we maintained an overweight to Mexico, which we expect to benefit from structural reforms as well as its close economic ties to the U.S. We increased the portfolio’s allocations to Poland and Malaysia and maintained out-of-benchmark exposure to China and Romania.

The fund’s currency positioning also contributed to its relative performance. In developed market currencies, we were underweight the euro, which particularly helped relative returns in January after the ECB announced the aggressive expansion of its QE program into government debt. Although we added euro exposure over the course of the six-month period, it is still one of the most significant currency underweights because we expect further euro weakness as the ECB’s asset purchases continue. Toward the end of the reporting period, we added to our Japanese yen exposure as we believe that further yen depreciation will be limited after its extended decline against the U.S. dollar.

In emerging markets currencies, we slightly reduced our overweight in the Mexican peso. We maintained the portfolio’s exposure to the Indian rupee and the Chinese renminbi, neither of which is in the benchmark. The portfolio’s overweight to the Polish zloty versus the euro benefited relative performance, while an underweight to the Israeli shekel against the U.S. dollar detracted.

OUTLOOK

There is a considerable amount of uncertainty in the current market environment, and we expect that to continue as monetary policies diverge globally. The Fed and the Bank of England are preparing to raise rates, while the ECB and BoJ maintain their expansive QE programs. The situation in Greece seems to have moved to the back burner for the time being, but the agreement between the country and its lenders to free up more bailout funding has only delayed a resolution to how Greece will deal with its crippling debt levels. In addition, it remains to be seen how effectively the Chinese government will respond to its slowing economic growth.

However, the most significant risk facing the financial markets is that the Fed’s move to normalize monetary policy by raising rates after six years with the federal funds rate at essentially 0% will trigger a systemic reduction in liquidity. The markets seem to be focusing on the timing of the first rate hike, but the path of subsequent increases and the ending level of benchmark rates are more important. If an inflation surprise prompts the Fed to tighten more rapidly than the U.S. Treasury market is currently expecting, volatility and yields could suddenly increase.

With this threat looming, volatility in the markets will probably remain elevated. On the positive side, this will likely produce opportunities for relative value trading between markets at different points in their interest rate cycles. In this environment, we believe that the extended reach of T. Rowe Price’s global sovereign, credit, and equity research platforms, combined with our emphasis on collaboration across those platforms, gives us a critical edge in analyzing risks and opportunities in both developed and emerging fixed income markets.

Respectfully submitted,

Arif Husain
President of the International Fixed Income Division and co-portfolio manager and cochairman of the fund’s Investment Advisory Committee

Christopher J. Rothery
Co-portfolio manager and cochairman of the fund’s Investment Advisory Committee

July 27, 2015

The committee chairmen have day-to-day responsibility for the portfolio and work with committee members in developing and executing the fund’s investment program.

Supplement to Prospectuses Dated May 1, 2015

In section 1, the portfolio manager table under “Management” with respect to the International Bond Fund is supplemented as follows:

Effective December 31, 2015, Christopher J. Rothery will retire from T. Rowe Price International and step down from his responsibilities as the fund’s co-portfolio manager and Co-chairman of the fund’s Investment Advisory Committee. Effective December 31, 2015, Kenneth Orchard will replace Mr. Rothery and join Arif Husain as the fund’s co-portfolio manager and Co-chairman of the fund’s Investment Advisory Committee. Mr. Orchard joined T. Rowe Price International in 2010.

In section 3, the disclosure under “Portfolio Management” with respect to the International Bond Fund is supplemented as follows:

Effective December 31, 2015, Kenneth Orchard will replace Christopher J. Rothery as Co-chairman of the fund’s Investment Advisory Committee. Mr. Orchard joined the Firm in 2010 and his experience dates from 2004. Since joining the Firm, he has served as a portfolio manager and credit research analyst. Prior to joining the Firm, he worked as a senior credit officer at Moody’s Investors Service.

RISKS OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Barclays Global Aggregate ex USD Bond Index: An unmanaged index that tracks an international basket of bonds that contains government, corporate, agency, and mortgage-related bonds.

Credit spread: Measures the additional yield that investors demand as compensation for holding a bond with credit risk versus a similar-maturity Treasury security or other type of low-risk bond.

Duration: A measure of a bond’s or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in rates, and vice versa.

J.P. Morgan Emerging Markets Bond Index Global: Tracks U.S. dollar government bonds of 31 foreign countries.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Quasi-sovereign debt: Debt issued by a corporation and backed by the respective government, typically offering the higher yields of corporate debt with the added benefit of government support.

Weighted average maturity: A measure of a fund’s sensitivity to interest rates. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the International Bond Fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE						
Beginning of period	$ 8.94	$ 9.50	$ 10.10	$ 9.74	$ 9.95	$ 9.87
Investment activities						
Net investment income[(1)]	0.08	0.21	0.22	0.23	0.26	0.25
Net realized and unrealized gain / loss	(0.46)	(0.56)	(0.60)	0.36	–	0.25
Total from investment activities	(0.38)	(0.35)	(0.38)	0.59	0.26	0.50
Distributions						
Net investment income	(0.08)	–	–	(0.23)	(0.26)	(0.25)
Net realized gain	–	(0.09)	(0.13)	–	(0.21)	(0.17)
Tax return of capital	–	(0.12)	(0.09)	–	–	–
Total distributions	(0.08)	(0.21)	(0.22)	(0.23)	(0.47)	(0.42)
NET ASSET VALUE						
End of period	**$ 8.48**	**$ 8.94**	**$ 9.50**	**$ 10.10**	**$ 9.74**	**$ 9.95**

Ratios/Supplemental Data

Total return[(2)]	**(4.25)%**	**(3.77)%**	**(3.81)%**	**6.10%**	**2.63%**	**5.17%**
Ratio of total expenses to average net assets	0.83%[(3)]	0.83%	0.83%	0.84%	0.83%	0.82%
Ratio of net investment income to average net assets	1.92%[(3)]	2.24%	2.23%	2.31%	2.59%	2.50%
Portfolio turnover rate	24.1%	73.2%	74.0%	52.2%	35.7%	61.5%
Net assets, end of period (in millions)	$ 5,091	$ 4,523	$ 4,887	$ 4,972	$ 4,776	$ 4,402

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Par/Shares	$ Value
AUSTRALIA 2.2%		
Corporate Bonds 0.4%		
BHP Billiton Finance, 3.25%, 9/25/24 (GBP)	5,600,000	8,874
Origin Energy Finance, 3.50%, 10/4/21 (EUR)	6,000,000	7,230
Origin Energy Finance, 3.50%, 10/4/21 (EUR) (1)	1,500,000	1,805
Westpac Banking, 5.00%, 10/21/19 (GBP)	1,000,000	1,760
		19,669
Government Bonds 1.8%		
New South Wales Treasury, 4.00%, 4/20/23	56,848,000	46,487
New South Wales Treasury, 6.00%, 3/1/22	48,970,000	44,812
		91,299
Total Australia (Cost $121,190)		110,968
AUSTRIA 2.7%		
Corporate Bonds 1.6%		
Bawag, 1.875%, 9/18/19	5,100,000	6,022
Erste Group Bank, 0.75%, 2/5/25	13,300,000	14,300
Erste Group Bank, 7.125%, 10/10/22	10,500,000	13,263
Hypo Alpe-Adria International, 2.375%, 12/13/22	34,600,000	40,677
Raiffeisen LB Niederoest, 0.625%, 3/3/25	5,400,000	5,734
		79,996
Government Bonds 1.1%		
Republic of Austria, 3.15%, 6/20/44 (1)	5,986,000	8,754
Republic of Austria, 3.90%, 7/15/20 (1)	34,691,000	45,716
Republic of Austria, 4.85%, 3/15/26 (1)	1,087,000	1,662
		56,132
Total Austria (Cost $148,572)		136,128

BELGIUM 1.7%		
Corporate Bonds 0.5%		
KBC Bank, 1.25%, 5/28/20	21,400,000	24,766
		24,766
Government Bonds 1.2%		
Kingdom of Belgium, 1.25%, 6/22/18	9,846,000	11,392
Kingdom of Belgium, 3.25%, 9/28/16 (1)	4,088,000	4,751
Kingdom of Belgium, 4.00%, 3/28/22	11,728,000	15,995
Kingdom of Belgium, 5.00%, 3/28/35 (1)	16,490,000	27,909
		60,047
Total Belgium (Cost $92,603)		84,813
BRAZIL 3.2%		
Corporate Bonds 0.8%		
Banco do Estado do Rio Grande do Sul, 7.375%, 2/2/22 (USD)	6,000,000	5,961
Braskem Finance, 6.45%, 2/3/24 (USD)	6,680,000	6,329
Itau Unibanco, 5.65%, 3/19/22 (USD)	6,800,000	6,893
Odebrecht Finance, 7.125%, 6/26/42 (USD)	5,000,000	3,850
Vale, 3.75%, 1/10/23 (EUR)	3,000,000	3,472
Votorantim Cimentos, 3.25%, 4/25/21 (EUR)	3,000,000	3,286
Votorantim Cimentos, 3.25%, 4/25/21 (EUR) (1)	3,000,000	3,286
Votorantim Cimentos, 7.25%, 4/5/41 (USD)	790,000	779
Votorantim Cimentos, 7.25%, 4/5/41 (USD) (1)	6,210,000	6,125
		39,981
Government Bonds 2.4%		
Brazil Notas do Tesouro Nacional, Series B, Inflation-Indexed 6.00%, 8/15/20	7,974,000	6,665
Brazil Notas do Tesouro Nacional, Series B, Inflation-Indexed 6.00%, 8/15/22	33,561,000	28,148
Brazil Notas do Tesouro Nacional, Series B, Inflation-Indexed 6.00%, 5/15/45	645,000	545

CROATIA 0.2%

Government Bonds 0.2%

Republic of Croatia, 5.875%, 7/9/18 (EUR)	7,673,000	9,345
Total Croatia (Cost $9,344)		9,345

CZECH REPUBLIC 1.2%

Corporate Bonds 0.2%

UniCredit Bank, 0.625%, 4/30/20 (EUR)	9,200,000	10,075
		10,075

Government Bonds 1.0%

Czech Republic, 3.625%, 4/14/21 (EUR)	26,047,000	33,830
Czech Republic, 3.875%, 5/24/22 (EUR)	13,440,000	17,974
		51,804
Total Czech Republic (Cost $64,520)		61,879

DENMARK 0.7%

Corporate Bonds 0.6%

Carlsberg Breweries, 7.25%, 11/28/16 (GBP)	1,200,000	2,029
Danske Bank, FRN, 3.875%, 10/4/23 (EUR)	5,500,000	6,567
Realkredit Danmark, 2.00%, 4/1/23	27,164,000	4,194
Realkredit Danmark, 2.00%, 4/1/24	103,200,000	15,747
TDC, 5.625%, 2/23/23 (GBP)	500,000	887
		29,424

Government Bonds 0.1%

Kingdom of Denmark, 1.75%, 11/15/25	7,405,000	1,186
Kingdom of Denmark, 3.00%, 11/15/21	36,280,000	6,305
		7,491
Total Denmark (Cost $40,804)		36,915

FINLAND 0.1%

Corporate Bonds 0.1%

Citycon, 3.75%, 6/24/20	6,000,000	7,361
Total Finland (Cost $8,712)		7,361

FRANCE 5.9%

Corporate Bonds 2.4%

AXA, FRN, 3.875%, 5/20/49	2,000,000	2,203
AXA, FRN, 5.25%, 4/16/40	2,550,000	3,181
BNP Paribas, 5.75%, 1/24/22 (GBP)	500,000	876
BNP Paribas, FRN, 2.875%, 3/20/26	9,000,000	10,179
Casino Guichard Perrachon, 2.798%, 8/5/26	5,000,000	5,572
Casino Guichard Perrachon, 3.311%, 1/25/23	2,300,000	2,761
Dexia Credit Local, 0.625%, 1/21/22	20,350,000	22,391
Dexia Credit Local, 1.625%, 10/29/18	12,310,000	14,345
Dexia Credit Local, 2.00%, 1/22/21	2,550,000	3,055
Dexia Credit Local, 2.125%, 2/12/25 (GBP)	13,700,000	20,476
Electricite de France, 6.875%, 12/12/22 (GBP)	1,350,000	2,706
Electricite de France, FRN, 4.125%, 1/29/49	2,600,000	2,970
GDF Suez, 6.125%, 2/11/21 (GBP)	1,200,000	2,255
HomeVi, 6.875%, 8/15/21	2,200,000	2,565
HomeVi, 6.875%, 8/15/21 (1)	1,550,000	1,807
Lafarge, 4.75%, 9/30/20	5,000,000	6,453
Loxam, 7.00%, 7/23/22	2,900,000	3,265
Loxam, 7.00%, 7/23/22 (1)	2,475,000	2,786
Numbericable, 5.625%, 5/15/24	3,000,000	3,378
RCI Banque, 3.25%, 4/25/18 (GBP)	1,160,000	1,879
Societe Generale, 4.00%, 6/7/23	5,000,000	5,994
Societe Generale, 5.40%, 1/30/18 (GBP)	996,000	1,680
		122,777

Government Bonds 3.5%

French Treasury Notes, 1.00%, 7/25/17	55,630,000	63,476

Republic of France, 1.00%, 11/25/18	8,930,000	10,285
Republic of France, 3.75%, 4/25/21	34,324,000	45,514
Republic of France, 4.00%, 10/25/38	29,675,000	45,354
Republic of France, 5.75%, 10/25/32	7,908,000	14,080
		178,709
Total France (Cost $327,360)		301,486

GERMANY 4.7%

Corporate Bonds 1.7%

Allianz Finance II, FRN, 5.75%, 7/8/41	2,500,000	3,271
Daimler, 3.50%, 6/6/19 (GBP)	380,000	632
Deutsche Telekom International Finance 7.375%, 12/4/19 (GBP)	400,000	765
E.ON International Finance, 6.00%, 10/30/19 (GBP)	2,100,000	3,787
Holcim Finance, 8.75%, 4/24/17 (GBP)	700,000	1,236
KfW, 4.70%, 6/2/37 (CAD)	7,206,000	6,861
KfW, 5.55%, 6/7/21 (GBP)	6,500,000	12,344
KfW, 5.625%, 8/25/17 (GBP)	5,555,000	9,588
KfW, 6.00%, 8/20/20 (AUD)	25,163,000	22,123
Linde Finance, 6.50%, 1/29/16 (GBP)	1,000,000	1,620
ProSiebenSat.1 Media, 2.625%, 4/15/21	6,000,000	6,958
RWE Finance, 5.625%, 12/6/23 (GBP)	450,000	805
RWE Finance, 6.50%, 4/20/21 (GBP)	1,250,000	2,304
Safari Holding Verwaltungs, 8.25%, 2/15/21	2,500,000	2,937
Schaeffler Holding Finance, PIK, 5.75%, 11/15/21 (1)	675,000	793
Unitymedia, 3.50%, 1/15/27 (1)	600,000	652
Unitymedia, 4.00%, 1/15/25 (1)	3,000,000	3,406
Volkswagen International Finance, FRN, 4.625%, 3/29/49	5,603,000	6,469
		86,551

Government Bonds 3.0%

Federal Republic of Germany, 0.50%, 2/15/25	34,975,000	38,122
Federal Republic of Germany, 2.50%, 7/4/44	63,374,000	86,768

Federal Republic of Germany, 2.50%, 8/15/46	19,420,000	26,711
		151,601
Total Germany (Cost $255,261)		238,152
HONG KONG 0.0%		
Corporate Bonds 0.0%		
Hutchison Whampoa Finance U.K., 5.625%, 11/24/26 (GBP)	800,000	1,511
Total Hong Kong (Cost $1,508)		1,511
ICELAND 0.5%		
Corporate Bonds 0.1%		
Arion Bank, 3.125%, 3/12/18 (EUR)	6,775,000	7,472
		7,472
Government Bonds 0.4%		
Republic of Iceland, 5.875%, 5/11/22 (USD)	5,032,000	5,781
Republic of Iceland, 5.875%, 5/11/22 (USD) (1)	11,096,000	12,722
		18,503
Total Iceland (Cost $23,957)		25,975
INDIA 1.7%		
Corporate Bonds 0.2%		
Bharti Airtel International, 4.00%, 12/10/18 (EUR)	3,000,000	3,577
Vedanta Resources, 7.125%, 5/31/23 (USD)	1,500,000	1,432
Vedanta Resources, 7.125%, 5/31/23 (USD) (1)	6,000,000	5,730
		10,739
Government Bonds 1.5%		
Government of India, 7.16%, 5/20/23	1,659,580,000	24,979
Government of India, 8.12%, 12/10/20	1,747,740,000	27,460

Republic of Ireland, 5.40%, 3/13/25	31,510,000	46,880
		74,135
Total Ireland (Cost $95,945)		89,724
ISRAEL 0.3%		
Corporate Bonds 0.2%		
Altice, 7.25%, 5/15/22 (EUR)	4,750,000	5,362
Altice, 7.25%, 5/15/22 (EUR) (1)	550,000	621
Altice Financing, 8.00%, 12/15/19 (EUR) (1)	3,000,000	3,537
		9,520
Government Bonds 0.1%		
Israel Fixed Bond, 4.25%, 3/31/23	25,724,000	7,832
		7,832
Total Israel (Cost $18,882)		17,352
ITALY 11.1%		
Corporate Bonds 2.0%		
Assicurazioni Generali, 4.125%, 5/4/26	4,000,000	4,580
Assicurazioni Generali, 5.125%, 9/16/24	2,700,000	3,652
Atlantia, 6.25%, 6/9/22 (GBP)	2,300,000	4,322
Banca Monte dei Paschi di Siena, 3.50%, 3/20/17	9,200,000	10,695
Bormioli Rocco, 10.00%, 8/1/18	4,050,000	4,650
Enel, FRN, 5.00%, 1/15/75	4,000,000	4,658
Enel Finance International, 5.625%, 8/14/24 (GBP)	3,750,000	6,722
ENI Finance International, 5.00%, 1/27/19 (GBP)	600,000	1,032
FGA Capital Ireland, 4.00%, 10/17/18	4,483,000	5,367
Intesa Sanpaolo, 3.625%, 12/5/22	9,100,000	12,093
Intesa Sanpaolo, 4.125%, 4/14/20	5,000,000	6,172
Sisal Group, 7.25%, 9/30/17	2,000,000	2,208
Sisal Group, 7.25%, 9/30/17 (1)	1,000,000	1,104
Snam, 1.50%, 4/21/23	4,750,000	5,128

Telecom Italia, 6.125%, 12/14/18	2,100,000	2,668
Telecom Italia, 7.375%, 12/15/17 (GBP)	750,000	1,294
UniCredit, 2.625%, 10/31/20	10,190,000	12,597
UniCredit, 3.625%, 1/24/19	3,500,000	4,192
Wind Acquisition, 7.00%, 4/23/21	3,000,000	3,462
Wind Acquisition, 7.00%, 4/23/21 (1)	2,675,000	3,087
		99,683
Government Bonds 9.1%		
Italy Buoni Poliennali del Tesoro, 1.15%, 5/15/17	45,000,000	50,823
Italy Buoni Poliennali del Tesoro, 1.50%, 6/1/25	92,740,000	95,894
Italy Buoni Poliennali del Tesoro, 3.50%, 11/1/17	33,416,000	39,792
Italy Buoni Poliennali del Tesoro, 3.50%, 12/1/18	34,869,000	42,426
Italy Buoni Poliennali del Tesoro, 4.25%, 9/1/19	16,630,000	20,971
Italy Buoni Poliennali del Tesoro, 4.50%, 2/1/18	42,333,000	51,877
Italy Buoni Poliennali del Tesoro, 4.50%, 2/1/20	23,806,000	30,564
Italy Buoni Poliennali del Tesoro, 4.75%, 6/1/17	4,048,000	4,880
Italy Buoni Poliennali del Tesoro, 4.75%, 9/1/21	32,583,000	42,961
Italy Buoni Poliennali del Tesoro, 4.75%, 9/1/44 (1)	22,075,000	30,809
Italy Buoni Poliennali del Tesoro, 5.00%, 8/1/39	6,717,000	9,598
Italy Buoni Poliennali del Tesoro, 5.00%, 9/1/40	6,217,000	8,867
Italy Buoni Poliennali del Tesoro, 5.75%, 2/1/33	3,478,000	5,315
Italy Buoni Poliennali del Tesoro, Inflation-Indexed 1.70%, 9/15/18	25,933,824	30,417
		465,194
Total Italy (Cost $615,052)		564,877
JAPAN 13.3%		
Government Bonds 13.3%		
Government of Japan, 0.10%, 4/15/16	4,000,000,000	32,712
Government of Japan, 0.40%, 3/20/18	2,171,850,000	17,934
Government of Japan, 0.40%, 3/20/25	8,637,550,000	70,354
Government of Japan, 1.20%, 12/20/34	10,765,900,000	88,431

MALAYSIA 1.2%		
Government Bonds 1.2%		
Government of Malaysia, 3.795%, 9/30/22	130,770,000	34,323
Government of Malaysia, 4.16%, 7/15/21	41,970,000	11,355
Government of Malaysia, 4.232%, 6/30/31	7,860,000	2,054
Government of Malaysia, 4.378%, 11/29/19	32,300,000	8,837
Government of Malaysia, 4.498%, 4/15/30	22,162,000	6,070
Total Malaysia (Cost $67,086)		62,639
MEXICO 5.1%		
Corporate Bonds 0.7%		
America Movil, FRN, 5.125%, 9/6/73 (EUR)	1,200,000	1,418
CEMEX, 9.375%, 10/12/22 (USD)	6,000,000	6,713
Grupo Cementos Chihuahua, 8.125%, 2/8/20 (USD)	3,000,000	3,234
Pemex Project Funding Master Trust, 5.50%, 2/24/25 (EUR)	16,299,000	21,400
Petroleos Mexicanos, 3.125%, 11/27/20 (EUR)	2,000,000	2,346
Petroleos Mexicanos, 5.50%, 1/9/17 (EUR)	2,000,000	2,391
		37,502
Government Bonds 4.4%		
Mexican Udibonos, 7.75%, 11/13/42	701,600,000	49,867
Mexican Udibonos, Inflation-Indexed, 2.00%, 6/9/22	212,813,509	13,086
United Mexican States, 3.625%, 4/9/29 (EUR)	4,186,000	4,976
United Mexican States, 5.50%, 2/17/20 (EUR)	5,000,000	6,605
United Mexican States, 6.50%, 6/9/22	1,103,805,000	72,931
United Mexican States, 7.50%, 6/3/27	117,753,000	8,249
United Mexican States, 8.00%, 12/7/23	624,155,000	44,953
United Mexican States, 8.50%, 11/18/38	300,215,000	22,943
		223,610
Total Mexico (Cost $286,002)		261,112

NETHERLANDS 2.0%		
Corporate Bonds 0.7%		
ABN Amro Bank, 4.875%, 1/16/19 (GBP)	1,000,000	1,730
ABN Amro Bank, 6.375%, 4/27/21	2,000,000	2,713
ING Bank, FRN, 3.625%, 2/25/26	5,000,000	5,890
Nyrstar Netherlands, 8.50%, 9/15/19	5,200,000	6,021
Rabobank Nederland, 4.125%, 9/14/22	2,000,000	2,484
Rabobank Nederland, 4.875%, 1/10/23 (GBP)	4,000,000	7,125
Royal (Koninklijke), 5.75%, 3/18/16 (GBP)	2,420,000	3,920
UPC Holding, 6.75%, 3/15/23 (CHF) (1)	3,250,000	3,766
Ziggo Finance, 4.625%, 1/15/25 (1)	1,950,000	2,151
Ziggo Secured Finance, 3.75%, 1/15/25 (1)	1,975,000	2,136
		37,936
Government Bonds 1.3%		
Kingdom of the Netherlands, 5.50%, 1/15/28	39,259,000	65,485
		65,485
Total Netherlands (Cost $109,530)		103,421
NORWAY 0.2%		
Government Bonds 0.2%		
Kingdom of Norway, 4.25%, 5/19/17 (1)	59,524,000	8,079
Total Norway (Cost $10,567)		8,079
POLAND 1.6%		
Corporate Bonds 0.1%		
Polish Television Holding, PIK, 11.00%, 1/15/21 (EUR)	1,000,000	1,327
TVN Finance, 7.375%, 12/15/20 (EUR) (1)	2,025,000	2,476
		3,803
Government Bonds 1.5%		
Republic of Poland, 1.50%, 4/25/20	63,410,000	15,979

Republic of Poland, 3.25%, 7/25/19	58,956,000	16,136
Republic of Poland, 3.25%, 7/25/25	57,645,000	15,314
Republic of Poland, 3.375%, 7/9/24 (EUR)	3,535,000	4,475
Republic of Poland, 3.75%, 1/19/23 (EUR)	9,586,000	12,451
Republic of Poland, 5.50%, 10/25/19	48,675,000	14,525
		78,880
Total Poland (Cost $88,671)		82,683

ROMANIA 1.1%

Government Bonds 1.1%

Republic of Romania, 4.625%, 9/18/20 (EUR)	18,000,000	22,679
Republic of Romania, 4.875%, 11/7/19 (EUR)	12,091,000	15,513
Republic of Romania, 5.85%, 4/26/23	54,840,000	15,350
Republic of Romania, 6.50%, 6/18/18 (EUR)	2,447,000	3,180
Total Romania (Cost $60,636)		56,722

RUSSIA 0.2%

Corporate Bonds 0.1%

VimpelCom, 7.748%, 2/2/21 (USD)	3,500,000	3,548
		3,548

Government Bonds 0.1%

Russian Federation, 7.50%, 3/15/18	429,680,000	7,228
		7,228
Total Russia (Cost $15,915)		10,776

SAUDI ARABIA 0.0%

Corporate Bonds 0.0%

SABIC Capital, 2.75%, 11/20/20 (EUR)	1,500,000	1,787
Total Saudi Arabia (Cost $2,059)		1,787

SERBIA 0.1%		
Corporate Bonds 0.1%		
Adria Bidco, 7.875%, 11/15/20 (EUR)	4,500,000	5,318
Total Serbia (Cost $5,886)		5,318
SINGAPORE 0.3%		
Government Bonds 0.3%		
Government of Singapore, 3.125%, 9/1/22	17,147,000	13,324
Total Singapore (Cost $14,278)		13,324
SLOVENIA 0.6%		
Government Bonds 0.6%		
Republic of Slovenia, 1.50%, 3/25/35 (EUR)	9,145,000	8,051
Republic of Slovenia, 4.75%, 5/10/18 (USD)	12,910,000	13,750
Republic of Slovenia, 5.125%, 3/30/26 (EUR)	7,835,000	10,842
Total Slovenia (Cost $33,116)		32,643
SOUTH AFRICA 0.4%		
Government Bonds 0.4%		
Republic of South Africa, 7.75%, 2/28/23	71,755,000	5,771
Republic of South Africa, 10.50%, 12/21/26	149,104,000	14,274
Total South Africa (Cost $22,755)		20,045
SOUTH KOREA 2.4%		
Corporate Bonds 0.3%		
Export-Import Bank of Korea, 2.00%, 4/30/20 (EUR)	11,155,000	13,080
Export-Import Bank of Korea, 4.625%, 2/20/17 (EUR)	1,775,000	2,121
		15,201

Government Bonds 2.1%		
Korea Treasury Bond, 2.75%, 9/10/19	46,255,650,000	42,717
Korea Treasury Bond, 3.00%, 9/10/24	67,686,840,000	63,586
		106,303
Total South Korea (Cost $125,559)		121,504
SPAIN 3.4%		
Corporate Bonds 1.8%		
Banco Bilbao Vizcaya Argentaria, 3.875%, 8/6/15	3,000,000	3,356
Banco Popular Espanol, 1.00%, 4/7/25	4,600,000	4,813
Banco Santander, 4.00%, 4/7/20	10,400,000	13,480
Bankia, 4.00%, 2/3/25	4,400,000	5,946
BBVA, FRN, 3.50%, 4/11/24	9,000,000	10,415
Cirsa Finance Luxembourg, 5.875%, 5/15/23 (1)	2,500,000	2,691
Cirsa Finance Luxembourg, 8.75%, 5/15/18	3,540,547	4,026
Ferrovial Emisiones, 3.375%, 6/7/21	3,000,000	3,695
Instituto de Credito Oficial, 6.00%, 3/8/21	9,992,000	13,761
Prosegur Cia de Seguridad, 2.75%, 4/2/18	2,000,000	2,335
Repsol International Finance, 4.75%, 2/16/17	3,200,000	3,805
Santander Consumer Finance, 0.90%, 2/18/20	4,000,000	4,373
Santander International Debt, 4.00%, 3/27/17	6,000,000	7,075
Telefonica Emisiones, 2.242%, 5/27/22	3,000,000	3,449
Telefonica Emisiones, 3.961%, 3/26/21	2,500,000	3,154
Telefonica Emisiones, 4.71%, 1/20/20	3,500,000	4,502
Telefonica Emisiones, 5.597%, 3/12/20 (GBP)	1,900,000	3,308
		94,184
Government Bonds 1.6%		
Kingdom of Spain, 4.10%, 7/30/18 (1)	23,092,000	28,385
Kingdom of Spain, 4.60%, 7/30/19 (1)	13,340,000	17,015
Kingdom of Spain, 5.15%, 10/31/44 (1)	10,160,000	15,084
Kingdom of Spain, 5.50%, 7/30/17 (1)	12,047,000	14,824

THAILAND 0.5%		
Government Bonds 0.5%		
Kingdom of Thailand, 3.45%, 3/8/19	112,995,000	3,500
Kingdom of Thailand, 3.65%, 12/17/21	654,224,000	20,537
Total Thailand (Cost $24,622)		24,037
TURKEY 0.3%		
Government Bonds 0.3%		
Republic of Turkey, 8.30%, 10/7/15	6,980,000	2,603
Republic of Turkey, 8.50%, 9/14/22	27,912,000	10,024
Total Turkey (Cost $16,054)		12,627
UNITED ARAB EMIRATES 0.2%		
Corporate Bonds 0.2%		
Damac Real Estate Development, 4.97%, 4/9/19 (USD)	1,300,000	1,216
DP World, 6.85%, 7/2/37 (USD)	6,350,000	6,953
IPIC GMTN, 5.875%, 3/14/21 (EUR)	3,000,000	4,136
Total United Arab Emirates (Cost $12,310)		12,305
UNITED KINGDOM 13.4%		
Common Stocks 0.0%		
Sentry Holdings, Series A (2)	2,000	2
Sentry Holdings, Series B, Equity Units (2)	476,575	554
Sentry Holdings, Series B, Warrants, 1/1/24 (2)	143	—
		556
Corporate Bonds 4.6%		
AA Bond, 5.50%, 7/31/43	3,000,000	4,667
Abbey National Treasury Services, 2.625%, 7/16/20 (EUR)	1,500,000	1,782
Arqiva Broadcasting, 9.50%, 3/31/20	3,950,000	6,821
Aviva, FRN, 6.875%, 5/22/38 (EUR)	2,750,000	3,448

B.A.T. International Finance, 6.375%, 12/12/19	1,680,000	3,097
BAE Systems, 4.125%, 6/8/22	1,600,000	2,663
Barclays Bank, 4.00%, 10/7/19 (EUR)	18,450,000	23,752
British Telecommunications, 8.625%, 3/26/20	1,500,000	2,993
Co-Operative Bank, 2.375%, 10/23/15 (EUR)	2,400,000	2,652
Delphi Automotive, 1.50%, 3/10/25 (EUR)	11,000,000	11,177
Eastern Power Networks, 4.75%, 9/30/21	1,600,000	2,789
Experian Finance, 4.75%, 11/23/18	1,200,000	2,056
FCE Bank, 2.875%, 10/3/17 (EUR)	3,250,000	3,798
FCE Bank, 3.25%, 11/19/20	7,500,000	12,000
FCE Bank, 4.825%, 2/15/17	300,000	494
G4S, 2.625%, 12/6/18 (EUR)	2,046,000	2,417
G4S, 7.75%, 5/13/19	3,600,000	6,679
GKN Holdings, 5.375%, 9/19/22	6,000,000	10,486
Hastings Insurance, 8.00%, 10/21/20 (1)	2,500,000	4,144
HBOS, 5.374%, 6/30/21 (EUR)	1,500,000	1,891
Heathrow Funding, 5.225%, 2/15/25	2,600,000	4,649
HSBC Holdings, 5.75%, 12/20/27	2,200,000	3,822
HSBC Holdings, 6.00%, 6/10/19 (EUR)	2,000,000	2,610
HSBC Holdings, FRN, 3.375%, 1/10/24 (EUR)	2,000,000	2,341
Imperial Tobacco Finance, 6.25%, 12/4/18	802,000	1,423
Imperial Tobacco Finance, 7.75%, 6/24/19	1,200,000	2,253
Leeds Building Society, 2.625%, 4/1/21 (EUR)	3,600,000	4,208
Lloyds Bank, 6.375%, 6/17/16 (EUR)	4,000,000	4,721
Lloyds Bank, 7.625%, 4/22/25	1,000,000	1,976
Lynx II, 7.00%, 4/15/23 (1)	2,000,000	3,355
Maisons du Monde, 9.00%, 8/1/20 (EUR) (1)	1,550,000	1,836
Marks & Spencer, 4.75%, 6/12/25	3,000,000	5,057
Matalan Finance, 6.875%, 6/1/19	3,000,000	4,592
Moy Park Bondco, 6.25%, 5/29/21	3,000,000	4,794
National Express Group, 6.25%, 1/13/17	1,500,000	2,508
National Grid Gas, 6.00%, 6/7/17	350,000	600
Nationwide Building Society, 4.375%, 2/28/22 (EUR)	9,300,000	12,788

ZAMBIA 0.1%

Corporate Bonds 0.1%

First Quantum Minerals, 7.25%, 5/15/22 (USD)	7,000,000	6,711
Total Zambia (Cost $6,657)		6,711

SHORT-TERM INVESTMENTS 3.5%

Money Market Funds 2.8%

T. Rowe Price Reserve Investment Fund, 0.07% (3)(4)	143,813,271	143,813
		143,813

U.S. Treasury Obligations 0.7%

U.S. Treasury Bills, 0.021%, 10/15/15 (5)	5,000,000	5,000
U.S. Treasury Bills, 0.023%, 10/15/15 (5)	2,000,000	2,000
U.S. Treasury Bills, 0.033%, 10/15/15 (5)	4,000,000	4,000
U.S. Treasury Bills, 0.035%, 10/15/15 (5)	1,000,000	1,000
U.S. Treasury Bills, 0.037%, 10/15/15 (5)	1,000,000	1,000
U.S. Treasury Bills, 0.038%, 10/15/15 (5)	8,000,000	7,999
U.S. Treasury Bills, 0.095%, 10/15/15 (5)	4,000,000	3,999
U.S. Treasury Bills, 0.155%, 10/15/15 (5)	12,000,000	11,994
		36,992
Total Short-Term Investments (Cost $180,805)		180,805

Total Investments in Securities
100.4% of Net Assets (Cost $5,479,115) **$ 5,134,482**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Par/Shares are denominated in the currency of the country presented unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $337,490 and represents 6.6% of net assets.

(Amounts in 000s)

Forward Currency Exchange Contracts

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Bank of America Merrill Lynch	7/20/15	INR	448,387	USD	7,088	$ (71)
Bank of America Merrill Lynch	8/21/15	CHF	62,727	USD	68,682	(1,462)
Bank of America Merrill Lynch	8/21/15	EUR	18,548	USD	20,747	(54)
Bank of America Merrill Lynch	8/21/15	USD	81,863	EUR	72,963	465
Bank of America Merrill Lynch	8/21/15	USD	30,890	EUR	28,206	(578)
Bank of America Merrill Lynch	8/21/15	USD	3,485	GBP	2,279	(94)
Bank of America Merrill Lynch	8/21/15	USD	2,807	ZAR	33,784	54
Barclays Bank	7/14/15	IDR	34,315,339	USD	2,556	13
Barclays Bank	8/21/15	GBP	812	USD	1,237	39
Barclays Bank	8/21/15	JPY	377,062	USD	3,012	71
Barclays Bank	8/21/15	USD	26,597	EUR	23,579	293
Barclays Bank	9/2/15	USD	29,019	BRL	92,000	82
Barclays Bank	11/18/15	INR	199,676	USD	3,031	22
BNP Paribas	8/21/15	GBP	2,699	USD	4,239	—
BNP Paribas	8/21/15	JPY	447,351	USD	3,639	18
BNP Paribas	8/21/15	JPY	24,000,000	USD	201,685	(5,470)
BNP Paribas	8/21/15	NOK	27,538	USD	3,714	(205)
BNP Paribas	8/21/15	USD	935	CAD	1,163	5
BNP Paribas	8/21/15	USD	21,642	EUR	19,411	(13)
BNP Paribas	8/21/15	USD	3,167	JPY	386,794	5
CIBC World Markets	8/21/15	JPY	6,234,266	USD	50,878	91
CIBC World Markets	8/21/15	USD	47,537	CAD	56,900	2,010
CIBC World Markets	8/21/15	USD	26,504	EUR	23,691	74
CIBC World Markets	8/21/15	USD	215,202	GBP	137,468	(719)
Citibank	7/2/15	KRW	7,342,096	USD	6,565	17
Citibank	7/2/15	USD	6,537	KRW	7,342,096	(45)
Citibank	8/21/15	AUD	1,142	USD	869	10
Citibank	8/21/15	DKK	81,125	USD	12,221	(81)
Citibank	8/21/15	JPY	24,000,000	USD	201,375	(5,160)
Citibank	8/21/15	USD	775	EUR	691	5
Citibank	8/21/15	USD	252	EUR	232	(6)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 44,703	$ 111,737
Net realized loss	(29,168)	(149,401)
Change in net unrealized gain / loss	(214,519)	(137,067)
Decrease in net assets from operations	(198,984)	(174,731)
Distributions to shareholders		
Net investment income		
Investor Class	(44,475)	–
Advisor Class	(210)	–
Net realized gain		
Investor Class	–	(47,352)
Advisor Class	–	(620)
Tax return of capital		
Investor Class	–	(62,919)
Advisor Class	–	(809)
Decrease in net assets from distributions	(44,685)	(111,700)
Capital share transactions*		
Shares sold		
Investor Class	1,261,347	1,133,546
Advisor Class	4,044	8,180
Distributions reinvested		
Investor Class	42,073	104,159
Advisor Class	202	1,392
Shares redeemed		
Investor Class	(493,197)	(1,319,344)
Advisor Class	(14,131)	(54,949)
Redemption fees received	76	132
Increase (decrease) in net assets from capital share transactions	800,414	(126,884)
Net Assets		
Increase (decrease) during period	556,745	(413,315)
Beginning of period	4,556,781	4,970,096
End of period	**$ 5,113,526**	**$ 4,556,781**

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Bond Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S. The fund has two classes of shares: the International Bond Fund original share class, referred to in this report as the Investor Class, offered since September 10, 1986, and the International Bond Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2015, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2015, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement) and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of June 30, 2015, securities valued at $26,973,000 had been posted by the fund to counterparties for bilateral derivatives. As of June 30, 2015, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $1,516,000 cash and securities valued at $4,335,000. As of June 30, 2015, cash of $10,155,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2015, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 33% and 42% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient mean of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 9% and 15% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets, and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended June 30, 2015, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 25% of the fund’s net assets were invested in emerging markets and 3% in frontier markets. Frontier markets generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries and emerging markets. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,027,703,000 and $1,035,783,000, respectively, for the six months ended June 30, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2014, the fund had $2,362,000 of available capital loss carryforwards.

At June 30, 2015, the cost of investments for federal income tax purposes was $5,480,314,000. Net unrealized loss aggregated $356,800,000 at period-end, of which $69,154,000 related to appreciated investments and $425,954,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2015, expenses incurred pursuant to these service agreements were $85,000 for Price Associates; $362,000 for T. Rowe Price Services, Inc.; and $14,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2015, the fund was charged $9,000 for shareholder servicing costs related to the college savings plans, of which $8,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2015, less than 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2015, the fund was allocated $339,000 of Spectrum Funds’ expenses and $1,676,000 of Retirement Funds’ expenses. Of these amounts, $939,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2015, approximately 12% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 52% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. At the March 13, 2015 meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceeds $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information provided to the Board also indicated that the total expense ratio (for the Investor Class) was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds, and the total expense ratio (for the Advisor Class) was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Sub-advisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2015